UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  March 5, 2008

                               -------------------

                               JADE ART GROUP INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                     333-137134                 71-1021813
       (State or Other          (Commission File Number)        (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

                             #35, Baita Zhong Road,
             Yujiang County, Jiangxi Province, P.R. of China 335200
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                               011-86-701-5881082
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      On March 5, 2008, Jade Art Group Inc., a Nevada corporation ("we" or the "Company"), announced financial projections for 2008, based upon ordinary business operations and after taking into account the distribution of our existing wood-carving business and entry into various agreements for the supply and distribution of raw jade, all as previously disclosed by the Company in its Current Reports on Form 8-K filed with the Commission.

      The press release, dated March 5, 2008, announcing 2008 guidance is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

    Exhibit             Name of Document
    -------             ----------------

    Exhibit 99.1 Form of press release, dated March 5, 2008, announcing 2008 guidance.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 5, 2008                   JADE ART GROUP INC.


                                       By: /s/ Hua-Cai Song
                                           -------------------------------------
                                           Hua-Cai Song, Chief Executive Officer


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

                                  Exhibit Index

    Exhibit             Name of Document
    -------             ----------------

    Exhibit 99.1 Form of press release, dated March 5, 2008, announcing 2008 guidance.


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